UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2013

CONCEPTUS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-27596	94-3170244
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

331 East Evelyn Avenue

Mountain View, CA 94041

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code: (650) 962-4000

N/A

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On April 29, 2013, Conceptus, Inc., a Delaware corporation (the “Company”), announced that the Company has entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated as of April 28, 2013, with Bayer HealthCare LLC, a Delaware limited liability company (“Parent”), and Evelyn Acquisition Company, a Delaware corporation and a wholly owned subsidiary of Parent (“Purchaser”). As described in further detail in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on April 29, 2013, pursuant to the terms of the Merger Agreement and subject to the conditions therein, Purchaser will commence a tender offer (the “Offer”) to acquire all of the issued and outstanding shares of common stock of the Company, par value $0.003 per share (the “Shares”) and subsequently merge with and into the Company (the “Merger”), with the Company surviving as a wholly-owned subsidiary of Parent.

Pursuant to the Indenture, dated December 23, 2011 (the “Indenture”), by and between the Company and Wells Fargo Bank, National Association, as trustee, governing the Company’s outstanding 5.00% Convertible Senior Notes due 2031(the “Notes”), the filing of a Schedule TO under the Exchange Act disclosing that Parent has become the direct or indirect ultimate “beneficial owner,” as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended, of the Company’s Common Equity (as defined in the Indenture) representing more than 50% of the voting power of the Company’s Common Equity (the “Majority Ownership Schedule TO”) or, if the Merger were to occur on the same day as the filing of the Majority Ownership Schedule TO, the Merger (in each case, a “Make-Whole Fundamental Change Event”) would constitute a Make-Whole Fundamental Change (as defined in the Indenture) and the date of the filing of the Majority Ownership Schedule TO would constitute the Effective Date (as defined in the Indenture) of the Make-Whole Fundamental Change. A copy of the Indenture is filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on December 27, 2011.

As a result of the Make-Whole Fundamental Change, the Notes may be surrendered for conversion at any time from and after the date that is 40 Scheduled Trading Days (as defined in the Indenture) prior to the anticipated Effective Date of the Make-Whole Fundamental Change (currently anticipated to be June 5, 2013) until the business day immediately preceding the Fundamental Change Purchase Date (as defined in the Indenture) corresponding to such Make-Whole Fundamental Change. The Fundamental Change Purchase Date will be a date specified by the Company by separate notice that is not less than 20 business days and not more than 35 business days after the date the Company delivers the Fundamental Change Company Notice (as defined in the Indenture) to the holders of the Notes, which delivery will be no later than 20 calendar days after the Effective Date of the Make-Whole Fundamental Change pursuant to the terms of the Indenture. If, however, the Make-Whole Fundamental Change Event does not occur, the Notes will cease to be convertible on account of such transaction immediately prior to the open of business on the business day immediately following the date on which the Company announces that such transaction will not occur.

The Conversion Rate (as defined in the Indenture) applicable to the Notes that are surrendered for conversion during the period following the Effective Date of the Make-Whole Fundamental Change and ending at 5:00 p.m., New York City time, on the business day immediately preceding the Fundamental Change Purchase Date (the “Make-Whole Fundamental Change Period”), will be increased pursuant to Section 14.03 of the Indenture. Upon termination of the Make-Whole Fundamental Change Period, the Conversion Rate will decrease to the Conversion Rate in effect immediately prior to the Make-Whole Fundamental Change Period. Accordingly, if any holder fails to convert its Notes during the Make-Whole Fundamental Change Period, that holder will lose its right to convert its Notes at the increased Conversion Rate. Similarly, any holder that converts its Notes prior to the Effective Date of the Make-Whole Fundamental Change will also not be entitled to convert its Notes at the increased Conversion Rate.

In accordance with the Indenture, the Company delivered a notice (the “Notice”) setting forth the foregoing and containing additional information in relation thereto to the holders of the Notes. A copy of the Notice is attached hereto as Exhibit 99.1 and is incorporated into this report by reference.

Additional Information about the Offer and the Merger and Where to Find It

The Offer has not yet commenced. This filing and the attached exhibits are neither an offer to buy nor a solicitation of an offer to sell any securities of the Company. The solicitation and the offer to buy Shares will only be made pursuant to a tender offer statement on Schedule TO, including an offer to purchase, a letter of transmittal and other related materials that Parent and Purchaser, a wholly-owned subsidiary of Parent, intend to file with the SEC. In addition, the Company will file with the SEC a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the Offer and, if applicable, a proxy or information statement regarding the Merger. Once filed, investors will be able to obtain the tender offer statement on Schedule TO, the offer to purchase, the Solicitation/Recommendation Statement of the Company on Schedule 14D-9, the proxy or information statement, if applicable, and related materials with respect to the Offer and the Merger, free of charge at the website of the SEC at www.sec.gov or from the information agent named in the Offer materials. Investors may also obtain, at no charge, any such documents filed with or furnished to the SEC by the Company under the “Investor” section of the Company’s website at www.conceptus.com. Investors are advised to read these documents when they become available, including the Solicitation/Recommendation Statement of the Company and any amendments thereto, as well as any other documents relating to the Offer and the Merger that are filed with the SEC, carefully and in their entirety prior to making any decisions with respect to whether to tender their shares into the Offer because they contain important information, including the terms and conditions of the Offer.

Forward-Looking Statements

Certain statements either contained in or incorporated by reference into this document, other than purely historical information, including estimates, projections and statements relating to the Company’s business plans, objectives and expected operating results, and the assumptions upon which those statements are based, are “forward-looking statements.” These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “believes,” “plans,” “anticipates,” “projects,” “estimates,” “expects,” “intends,” “strategy,” “future,” “opportunity,” “may,” “will,” “should,” “could,” “potential,” or similar expressions. Such forward-looking statements include the ability of the Company, Purchaser and Parent to complete the transactions contemplated by the Merger Agreement, including the parties’ ability to satisfy the conditions to the consummation of the Offer and the other conditions set forth in the Merger Agreement and the possibility of any termination of the Merger Agreement. The forward-looking statements contained in this document are based on current expectations and assumptions that are subject to risks and uncertainties which may cause actual results to differ materially from the forward-looking statements. Actual results may differ materially from current expectations because of risks associated with uncertainties as to the timing of the Offer and the subsequent Merger; uncertainties as to how many of the Company’s stockholders will tender their Shares in the Offer; the possibility that competing offers or acquisition proposals will be made; the possibility that various conditions to the consummation of the Offer or the Merger may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Offer or the Merger; the effects of disruption from the transactions on the Company’s business and the fact that the announcement and pendency of the transactions may make it more difficult to establish or maintain relationships with employees, suppliers and other business partners; the risk that stockholder litigation in connection with the Offer or the Merger may result in significant costs of defense, indemnification and liability; other risks and uncertainties pertaining to the business of the Company, including: dependence on sales of the

Essure System; dependence on recommendations and endorsements by physicians; the ability of the Company to compete effectively against new and well-established alternative procedures, products, and technologies; the possibility that the Company’s marketing and advertising may not be successful; the possible failure of the Company’s intellectual property rights to provide meaningful commercial protection for the Essure System; disruptions of the Company’s manufacturing, supply or distribution operations; claims that the Company’s products infringe the intellectual property rights of others; patent litigation to which the Company is a party; and other risks detailed in the Company’s public filings with the Securities and Exchange Commission from time to time, including the Company’s most recent Annual Report on Form 10-K, as amended, for the year ended December 31, 2012. The reader is cautioned not to unduly rely on these forward-looking statements. The Company expressly disclaims any intent or obligation to update or revise publicly these forward-looking statements except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Notice of Convertibility and Anticipated Make-Whole Fundamental Change, dated as of April 29, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated as of April 29, 2013

CONCEPTUS, INC.

By:	/s/ Gregory E. Lichtwardt
Name:	Gregory E. Lichtwardt
Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Notice of Convertibility and Anticipated Make-Whole Fundamental Change, dated as of April 29, 2013.